PAGE 1
                                SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the
                            Securities Exchange Act of 1934
                                   (Amendment No.  )

          Filed by the Registrant                           [X]
          Filed by a party other than the Registrant        [ ]
          Check the appropriate box:
          [ ] Preliminary Proxy Statement
          [X] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material pursuant to Rule 14a-11(c) or Section Rule
              14a-12

                        Jardine Fleming China Region Fund, Inc.
          _________________________________________________________________
                    (Name of Registrant as Specified in its Charter)

                        Jardine Fleming China Region Fund, Inc.
          _________________________________________________________________
                       (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):
          [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act
              Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1) Title of each class of securities to which transaction
                 applies:
                 _________________________________________________________
              2) Aggregate number of securities to which transaction applies:
                 _________________________________________________________
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
                 _________________________________________________________
              4) Proposed maximum aggregate value of transaction:
                 _________________________________________________________
              5) Total fee paid.
                 _________________________________________________________
              [ ]Fee paid previously with preliminary materials.
                 _________________________________________________________

          1 Set forth the amount on which the filing fee is calculated and state how it was determined.


















          PAGE 2
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
              1) Amount previously paid:
                 _________________________________________________________
              2) Form, schedule, or Registration Statement no.:
                 _________________________________________________________
              3) Filing party:
                 _________________________________________________________
              4) Date filed:
                 _________________________________________________________




















































          PAGE 3


                        JARDINE FLEMING CHINA REGION FUND, INC.
                                 100 East Pratt Street
                               Baltimore, Maryland 21202






                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD ON MAY 9, 1996




             Notice is hereby given that the Annual Meeting of Stockholders of Jardine Fleming China Region Fund, Inc. (the Company ) will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 9, 1996, at 10 a.m. for the following purposes:

             (1) to elect two directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

             (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for 1996;

             (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

             Friday, March 1, 1996, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.



                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Henry H. Hopkins
                                   Assistant Secretary



          Baltimore, Maryland
          March 15, 1996




                 YOUR VOTE IS IMPORTANT - Please execute and return the
               enclosed proxy promptly, whether or not you plan to attend the Jardine Fleming China Region Fund, Inc. Annual Meeting.








          PAGE 4



                        JARDINE FLEMING CHINA REGION FUND, INC.
                                 100 East Pratt Street
                               Baltimore, Maryland 21202



                                    PROXY STATEMENT


                                      INTRODUCTION



             This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the Company ) of proxies to be voted at the Annual Meeting of Stockholders (the Meeting ) of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 9, 1996 at 10 a.m., and at any adjournments thereof, for the following purposes:

             (1) to elect two directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

             (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for 1996;

             (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

             The enclosed proxy and this Proxy Statement are first being sent to the Company s stockholders on or about March 15, 1996.

             The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the meeting to permit approval of the proposals outlined in the Proxy Statement, the Company has retained the services of Mackenzie Partners, Inc. to assist it in soliciting proxies for a fee of US$6,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company without additional compensation to them.

             The Board of Directors has selected Emmett J. Rice, W.J. Tootill and Kenneth J. Rutherford, and each of them to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting








          PAGE 5
          in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted FOR all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the Baltimore address indicated above or by voting in person at the Meeting.

             The Board of Directors has fixed the close of business on March 1, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. At that date there were outstanding and entitled to vote 9,101,372 shares of Common Stock, par value $0.01 per share. Stockholders of the Company on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions will be counted for purposes of determining whether a quorum is present, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting.

             The principal executive offices of the Company are located at 100 East Pratt Street, Baltimore, Maryland 21202.


                                   PRINCIPAL HOLDERS

             As of March 1, 1996, to the knowledge of the Company, no person beneficially owned more than five percent of its outstanding shares.


                                     PROPOSAL NO. 1
                                 ELECTION OF DIRECTORS

             Two of the current members of the Board of Directors have been nominated to serve for terms of three years as indicated below and until their successors are elected and qualified.

             Mr. Martin Gilbert Barrow was elected by the stockholders to serve as a director for a term of three years from the date of the 1993 Annual Meeting of stockholders held on May 13, 1993. In accordance with the terms of that election, he retires at the 1996 Annual Meeting. Mr. Barrow has been nominated to serve as a director for a three-year term and until his successor shall have been elected and qualified.

             Mr. Emmett J. Rice was elected by the stockholders to serve as a director for a term of three years from the date of the 1993 Annual Meeting of Stockholders held on May 13, 1993. In accordance with the terms of that election, he retires at the 1996 Annual Meeting. Mr. Rice has been nominated to serve as a director for a three-year term and until his successor shall have been elected and qualified.










          PAGE 6
             The other directors remain in office in accordance with the terms of their previous election.

             It is intended that all proxies received, unless otherwise indicated, will be voted FOR the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. The Board of Directors recommends that you vote FOR the nominees.

             As of March 1, 1996, the following Directors owned shares of common stock of the Company:

                  Name           Number of Shares Held
                  Martin Gilbert Barrow2,000
                  A. B. Colayco          400
                  Emmett J. Rice       1,000
                  Mark B. E. White     1,000

             None of the other Directors or officers of the Company had any beneficial ownership in any stock of the Company.

             The Board knows of no reason why either of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

             There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either exceeding 1% of the outstanding securities of any class of such entities since January 1, 1995.

             No director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had, during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

             No director or nominee for election as director has had, during the past five years, any material direct or indirect interest in the Company s Administrator.

             No director or nominee for election as director has or has had any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities, was or is to be a party.

             There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a









          PAGE 7
          material interest adverse to the Company or any of its affiliated persons.

             The following table presents information concerning the current Board of Directors, including the two persons nominated for election as directors of the Company. The information includes their positions and principal occupations during the last five years. Each director who is an interested person (within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 (the 1940 Act )) is indicated by an asterisk ( * ) preceding his name.


          Name, Address, Class and Age (1)   Principal Occupations or
                                             Employment in Past Five Years

          *Martin Gilbert Barrow (2)    President of the Company, Director of
          Class III, Age: 51            Jardine Matheson Limited,
          48th Floor,                   former member of the Legislative
          Jardine House,                Council of Hong Kong, Chairman
          1 Connaught Place,            of the Hong Kong Tourist Association
          Hong Kong                     and former Vice Chairman of
                                        the Hong Kong General Chamber of
                                        Commerce.



          *A.B. Colayco                 Chairman of Jardine Davies, Inc.,
          Class II, Age: 45             former Vice President of Foreign
          222 Sen. Gil J. Puyat Avenue, Investment, American International
          1200 Makati, Metro Manila,    Group and former President of
          Philippines                   AIG Investment Corporation.



          *Blair C. Pickerell           Managing Director of Jardine Pacific
          Class II, Age: 39             Limited, former Director of
          25th Floor,                   Jardine Fleming Group Limited, former
          Devon House,                  Development Director of
          Taikoo Place,                 Mandarin Oriental Hotel Group Limited
          979 King s Road,              and former Director and
          Quarry Bay,                   General Manager of Jardine Fleming
          Hong Kong                     Taiwan Limited.





          Name, Address, Class and Age (1)   Principal Occupations or
                                             Employment in Past Five Years

          Emmett J.Rice (3)                  Consultant, former member of the
          Class III, Age: 76                 Board of Governors of the
          1673 Myrtle Street, N.W.,          Federal Reserve System, Director
          Washington, D.C. 20012             of Tredegar Industries Inc.,
                                             Ethyl Corporation and former
                                             Director of Fixed Income and








          PAGE 8
                                             International Funds of T. Rowe
                                             Price Funds.


          *Mark B.E. White (2)               Treasurer of the Company,
          Class I, Age: 41                   Director of Save and Prosper
          1, Finsbury Avenue,                Group Limited, Director of
          London EC2M 2QY                    Fleming Investment Management
          United Kingdom                     Limited, former Director of
                                             Jardine Fleming Group Limited,
                                             former Chairman of Jardine
                                             Fleming Taiwan Limited and Hong
                                             Kong Investment Funds
                                             Association, former Chief
                                             Executive Officer and former
                                             Director of the Investment
                                             Adviser.


          The Rt. Hon. The Earl of Cromer (3)     Chief Executive Officer of
          Class I, Age: 50                        Cromer Associates Limited
          6, Sloane Terrace Mansions,             and former Director of
          London SW1X 9DG                         Inchcape Pacific Limited,
          United Kingdom                          Chairman of Lloyd George-
                                                  Standard Chartered China
                                                  Fund Limited, Director of
                                                  China and Eastern
                                                  Investments Limited,
                                                  Director of Lazard Vietnam
                                                  Fund Limited, Director of
                                                  Cluff Oil China Limited,
                                                  Director of Schroder Asia
                                                  Pacific Fund Limited and
                                                  Director of Korea Asia Fund
                                                  Limited.


          Alexander Reid Hamilton (3)        Director of Citic Pacific
          Class I, Age: 54                   Limited, Director of The Swank
          Flat E, 15th Floor,                Shop Limited, Director of Cosco
          Gold Ning Mansion,                 Pacific Limited, Director of
          5 Tai Hang Drive,                  Esprit Asia Holdings Limited and
          Hong Kong                          former Executive Secretary of
                                             the Employers Federation of Hong
                                             Kong.




             (1) Number I, II, or III below a director s name indicates whether he serves in Class I, II or III of the Board of Directors. Thus, Class III directors will be elected for three-year terms as of the Meeting. Class I directors will serve until the 1997 Annual Meeting with the position then becoming one for subsequent three-year terms; and Class II directors will serve until the 1998 Annual Meeting with the position then becoming one for subsequent three-year terms.








          PAGE 9
             (2) Denotes member of the Executive Committee of the Board of Directors.

             (3) Denotes member of the Audit Committee of the Board of Directors.

             Since the 1995 Annual Meeting on May 11, 1995, there have been three meetings of the Board of Directors. The Rt. Hon. The Earl of Cromer, Messrs. Hamilton, Rice and White have participated in all meetings of the Board. Mr. Pickerell has participated in two such meetings, and Messrs. Barrow and Colayco have participated in one such meeting. The Board has an Audit Committee and an Executive Committee. The Board does not have a nominating committee.

             The Audit Committee meets with the Company s independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. At present, the Audit Committee members are Messrs. Rice, Hamilton and The Rt. Hon. The Earl of Cromer. The Audit Committee met twice in 1995 and once in 1996, with all members attending.

             The Executive Committee has full authority to exercise all the powers of the Board of Directors to the extent permitted to such a committee under Maryland General Corporation Law. Messrs. Barrow and White serve on the Executive Committee. The Executive Committee did not meet in 1995.

             In addition to Messrs. Barrow, the President of the Company, and White, the Treasurer of the Company, the following executive officers hold the following positions with the Company:


          Name and Age
          Title and Period of Service   Other Principal Occupations in Past
                                        Five Years

          William J. Tootill            Director of Jardine Fleming
          Age: 49                       International Holdings Limited,
          Secretary since commencement  admitted as a Solicitor in England
          of operations                 and Wales and Hong Kong and formerly
                                        Secretary of Jardine Fleming Group
                                        Limited.



          Henry H. Hopkins              Director of T. Rowe Price Associates,
          Age: 53                       Inc. since 1987 and a managing
          Assistant Secretary since     director of that company since 1989.
          commencement of operations











          PAGE 10
                         COMPENSATION OF DIRECTORS AND OFFICERS

          The following directors and officers received the following compensation from the Company for the year ended December 31, 1995:

                                                       Pension or
                                                       Retirement
                                    Aggregate       Benefits Accrued
          Name of Person          Compensation         as Part of
          Position                  From Fund         Fund Expenses
          _______________        _______________    _________________

          Martin Gilbert Barrow,     $10,500                -
          Director and President

          Emmett J. Rice,            $13,500                -
          Director

          A. R. Hamilton,            $13,500                -
          Director

          The Rt. Hon. The Earl      $12,500                -
          of Cromer, Director
                                   ___________     __________________
                                     $50,000                -


                                                          Total
                                Estimated Annual      Compensation
          Name of Person            Benefits            From Fund
          Position               Upon Retirement    Paid to Directors
          _______________        _______________    _________________

          Martin Gilbert Barrow,        -                $10,500
          Director and President

          Emmett J. Rice,               -                $13,500
          Director

          A. R. Hamilton,               -                $13,500
          Director

          The Rt. Hon. The Earl         -                $12,500
          of Cromer, Director
                                   ___________     __________________
                                        -                $50,000


             The fees are paid on the basis of an annual fee of $10,000 plus $500 per meeting attended. Messrs. Colayco, White and Pickerell do not receive such fees because of their affiliation with the Investment Adviser.

             Neither of the two other officers of the Company received any compensation from the Company for the year ended December 31, 1995.










          PAGE 11
                                     PROPOSAL NO. 2
                  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP ( Price Waterhouse ) has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not interested persons of the Company (as defined in the 1940 Act) by vote cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during 1996. This firm served as independent accountants of the Company for 1995. The Board does not know of any direct or indirect financial interest of Price Waterhouse in the Company.

             A partner of Price Waterhouse will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

             In 1995, Price Waterhouse performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse has also been engaged to assist with the preparation of corporate tax returns for 1995.

             The Audit Committee of the Board of Directors recommended the selection of Price Waterhouse as independent accountants for 1996, and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse and concluded there was no effect upon their independence.

             The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse. The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the appointment of this firm as the Company s independent accountants for 1996.


                                 ADDITIONAL INFORMATION

                                 THE INVESTMENT ADVISER

             The Investment Adviser was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser s principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.

             The Investment Adviser is a wholly owned subsidiary of Jardine Fleming International Holdings Limited ( JF Holdings ), whose address is P.O. Box 309, Grand Cayman, Cayman Islands. JF Holdings is a wholly owned subsidiary of Jardine Fleming Group Limited
          ( Jardine Fleming ), whose address is Jardine House, 33-35 Reid Street, Hamilton, Bermuda. The Investment Adviser has appointed executive officers with specialist asset management capabilities and extensive experience in the securities markets of the People s Republic of China, Hong Kong, the Republic of China and Macau (collectively, the China Region ). Since March 1994, the








          PAGE 12
          Investment Adviser has also served as the investment adviser for Jardine Fleming India Fund, Inc., a closed-end, nondiversified investment company.

             The Investment Adviser draws upon the research capabilities of, and information resources available to, Jardine Fleming and its affiliates throughout the China Region. It also draws upon the research and investment ideas of other companies whose brokerage services it utilizes.

             Jardine Fleming is jointly owned by Jardine Matheson Holdings Limited, a Hong Kong based group with over 150 years of experience in the China Region, whose address is Jardine House, 33-35 Reid Street, Hamilton, Bermuda, and Robert Fleming Holdings Limited, a London-based investment banking group founded in 1873, whose address is 25 Copthall Avenue, London, United Kingdom.

             Established in 1970 in Hong Kong, Jardine Fleming provides a fully integrated range of investment services, including investment management, securities sales and trading, corporate finance and currency trading. The investment management business of Jardine Fleming is actively supported by a research department which includes analysts dedicated to China Region securities markets. At December 31, 1995, Jardine Fleming had over $22 billion in assets under management or advice.


                                   THE ADMINISTRATOR

             The Company s Administrator is T. Rowe Price Associates, Inc., whose address is 100 East Pratt Street, Baltimore, Maryland, 21202.


                           DEADLINE FOR STOCKHOLDER PROPOSALS

             Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Company must be received by October 31, 1996, to be included in the Proxy Statement and the form of proxy relating to that meeting. The Company expects the 1997 Annual Meeting will be held in May of 1997.


                                     OTHER MATTERS

             The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

             All proxies received will be voted in favor of all of the proposals, unless otherwise directed therein.

             The Company will furnish, without charge, copies of the Annual Report to stockholders upon request. Requests for copies of such reports should be directed to:








          PAGE 13
                State Street Bank & Trust Company
                P.O. Box 8200
                Boston, MA 02266-8200
                800-426-5523





























































          PAGE 14
             ____
              X     PLEASE MARK VOTES AS IN
             ____   THIS EXAMPLE



          JARDINE FLEMING CHINA 1.)Election of Directors
          REGION FUND, INC.                              For  Against Abstain
                                    Martin Gilbert Barrow / /   / /     / /

                                    Emmett J. Rice        / /   / /     / /

                                 2.)To ratify the appoint-
                                    ment of Price Waterhouse
                                    as independent accountants
                                    of the Company for
                                    1996.                 / /   / /     / /

          RECORD DATE SHARES:    7,169.0000

          JARDINE FLEMING INTERNATIONAL
          MANAGEMENT INC.
          ATTN WILLIAM TOOTILL
          JARDINE HOUSE 47TH FLOOR
          1 CONNAUGHT PLACE
          CENTRAL HONG KONG

          Please be sure to sign and date this Proxy. ______________________
                                                      Date
          __________________________________________________________________

          Shareholder sign here____________Co-owner sign here_______________

          ------------------------------------------------------------------
          Mark box at right if comments or address change have been noted on
          the reverse of this card.                                      / /





























          PAGE 15
          DETACH CARD

                                 JARDINE FLEMING CHINA
                                   REGION FUND, INC.

          Dear Stockholder:

          Please take note of the Important Information enclosed with this Proxy Ballot. There are issues related to the management and operation of your Fund that require your attention and approval. These are discussed in detail in the attached proxy materials.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Annual Meeting of Stockholders, May 9, 1996.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          Jardine Fleming China Region Fund, Inc.



                                    JARDINE FLEMING INTERNATIONAL
                                    MANAGEMENT INC.
                                    ATTN WILLIAM TOOTILL
                                    JARDINE HOUSE 47TH FLOOR
                                    1 CONNAUGHT PLACE
                                    CENTRAL HONG KONG




























          PAGE 16
                        JARDINE FLEMING CHINA REGION FUND, INC.

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Company") hereby appoints Emmett J. Rice, W. J. Tootill and Whitney Moore, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below; all share of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 9, 1996, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 15, 1996, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

          Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors and FOR proposal 2 and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the prosposals.

          COMMENTS/ADDRESS CHANGE:__________________________________________
          __________________________________________________________________
          __________________________________________________________________
          __________________________________________________________________